SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       December 8, 2003 (December 8, 2003)
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21st Century Technologies, Inc.

             ______________________________________________________
             (Exact name of registrant as specified in its charter)


    Nevada                       000-29209                      48-1110566
________________________________________________________________________________
(State or other            (Commission File No.)            (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)


                            2700 W. Sahara Boulevard
                                    Suite 440
                             Las Vegas, Nevada 89102
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS.

By action of the majority entitled to vote, Christian Crespo was removed as a director, as a member of the finance committee and the investment committee, effective December 8, 2003. John C. Hopf of New York was designated as an independent director and made a member of the finance committee and the investment committee.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        21st CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  December 8, 2003                    By: /s/ ARLAND D. DUNN
                                             _________________________
                                                     Arland D. Dunn
                                                     Chairman, President and CEO